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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 August 25, 1998
                Date of Report (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                            1-2572                        73-1520922
(State or other jurisdiction               (Commission                    (IRS Employer
       of incorporation)                   File Number)                 Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Items 1 - 4.      Not Applicable.

Item 5.           Other Events.

                  ONEOK, Inc. (the Company) signed a short-term credit agreement with Bank of America.

Item 6.           Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

Exhibit
No.               Description
-------           -----------

1.a Credit agreement between ONEOK, Inc. and Bank of America dated August 12, 1998.

Items 8 - 9.      Not Applicable



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 25th of August, 1998.


                                                 ONEOK Inc.

                                             By: /s/ Jerry D. Neal
                                                 -------------------------------
                                                 Vice President, Chief Financial
                                                 Officer, and Treasurer





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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   EXHIBIT
------                   -------

99.1a Credit agreement between Oneok, Inc. and Bank of America dated August 12, 1998.